Exhibit 99.1

0  Investor PresentationSeptember 2016  CONFIDENTIAL

Forward-Looking Statements This presentation contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or the Securities and Exchange Commission in its rules, regulations and releases. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectations regarding important risk factors, including but not limited to real estate values, local and national economic conditions, the impact of interest rates on financing and the successful completion and deployment of proceeds from the capital raises as well as the successful completion and integration of mergers and acquisitions. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed therein will be achieved. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Franchise Overview  Opened in 2004 with a targeted focus on small- and medium-sized businesses, proprietors and professionals Operates 13 branches with 4 branches in Howard and Anne Arundel Counties, 6 branches in Baltimore and Harford Counties, 2 in Cecil County and 1 in Baltimore City Completed and integrated acquisition of Patapsco Bancorp, a $220MM asset bank based in Baltimore County, in 2015 (fourth business combination since 2013)Added 5 person team from Susquehanna /BB&T in 2016 (fourth team lift out since 2013) NASDAQ-listed under the symbol “HBMD” Veteran management team with large bank experience Strong and diverse Board of Directors  At June 30, 2016: Assets of $989 million Loans of $848 million Deposits of $798 million Tangible Book Value per share of $11.45  Highlights  Financial Highlights

HISTORY OF CONSISTENT PROGRESS

2004

Assets: $36.3 million
Market Cap: N/A

Opened with a targeted focus on small- and medium-sized businesses in Howard County with a stated goal of reaching $1 billion in assets over a 10-year period

2010

Assets: $300.2 mm
Market Cap: $15.8 mm

Expanded into Annapolis, MD

2011

Assets: $323.1 mm
Market Cap: $12.1 mm

Received $12.5 million SBLF; redeemed $6.3 million of TARP in full

2012

Assets: $401.7 mm
Market Cap: $25.9 mm

Completed $10.2 million common equity raise
Became SEC reporting company

Listed on NASDAQ

2013

Assets: $499.9 mm
Market Cap: $38.6 mm

Branch purchase in Aberdeen, MD

Expanded into Towson, MD

Diversified revenue stream by creating de novo mortgage banking operation primarily by lift-out

2014

Assets: $691.4 mm
Market Cap: $47.3

Branch purchase in Havre de Grace, MD

Acquired NBRS Financial Bank with $146 million in assets in a FDIC transaction and generated a bargain purchase gain of $16.1 million

2015

Assets: $946.8 mm
Market Cap: $92.2 mm

Completed $25 million common equity raise

Acquired Patapsco Bancorp with $220 million in assets

Commercial banking team lift out (Howard County)

Today

Assets: $989 mm
Market Cap: $90.7 mm

Nearing the goal of $1 billion in total assets over the next few quarters

Solid profitability with diversified revenue stream

Strong market position and share

Commercial banking team lift out (Baltimore)

Tomorrow

Continued growth in assets and earnings on a risk averse basis

Continued improvement in market structure and liquidity

Continued growth in market position

HOWARD BANCORP

Assets and market cap as of December 31 for each year ended 2004 - 2015; Today is as of June 30, 2016

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EXPERIENCED MANAGEMENT TEAM

Name	Title	Years Experience	Previous Experience
Mary Ann Scully	Chairman, President and Chief Executive Officer Howard Bancorp and Howard Bank; Past President of the Maryland Bankers Association	35+	Allfirst, The First National Bank of Maryland
Robert A. Altieri	Executive Vice President, President of the Mortgage Division and Head of Specialty Lending	20+	Carrollton Bancorp
George C. Coffman	Executive Vice President, Chief Financial Officer	25+	Mercantile, Farmers & Mechanics Bank, Sequoia Bank, Citizens Bank of Maryland
Dennis E. Finnegan	Executive Vice President and Chief Deposit Officer	40+	1st Mariner, Crestar, First National Bank of Maryland, Equitable Trust Company
Charles E. Schwabe	Executive Vice President, Chief Risk Officer	25+	Allfirst, The First National Bank of Maryland
Frank K. Turner, Jr.	Executive Vice President, Regional Executive for Greater Baltimore	35+	PNC, Mercantile
James D. Witty	Executive Vice President, Chief Lending Officer	25+	BB&T, Susquehanna, PNC, Mercantile

- Proven ability to build a profitable enterprise with the capabilities to build and manage a much larger banking institution in the Greater Baltimore region
- Successful history of acquiring and integrating banks
- Strong stable of next level senior leadership (CCO, Treasurer, Branch Channel Manager, Brand and product management and Human Resources Director) with average 15 years of banking experience

HOWARD BANCORP

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SUPERIOR DEMOGRAPHICS OF SERVICE AREA

Market	Population (Actual)	Population Density (#/sq. mi)	Median HH Income	Projected Change: 2016 - 2021 Population	Projected Change: 2016 - 2021 Median HH Income	Unemployment Rate
County						
Howard	316,627	1264	$110,331	6.66%	3.27%	3.50%
Anne Arundel	567,226	1296	$87,573	4.40%	3.16%	4.00%
Baltimore	833,355	1396	$67,211	3.30%	4.65%	4.80%
Harford	251,535	579	$80,673	2.82%	6.31%	4.40%
Lancaster	538,207	570	$59,989	2.53%	8.62%	4.40%
Cecil	102,843	297	$69,430	2.37%	7.54%	5.20%
State						
Maryland	6,041,139	623	$74,104	3.90%	4.45%	4.60%
Pennsylvania	12,806,177	286	$55,392	0.77%	8.84%	6.10%

Source: SNL Financial, sorted by population growth

- Howard County is the wealthiest and the fastest growing county in Maryland with a well-educated and well-compensated labor force (the fourth wealthiest county in the United States and in the top 10% with regard to projected population growth)
- Baltimore County is the largest market from both a population and a business perspective
- Anne Arundel County saw the fastest employment growth in Maryland in the 2013 – 2014 period and is home to numerous NSA related contractors
- Harford County is home to 5,600 businesses with a highly skilled workforce and progressive, business-friendly environment and is in immediate proximity to premier research institutions such as BRAC and Johns Hopkins

HOWARD BANCORP

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Business and Operating Strategy  Grow organically through customer acquisition in select market segments Expand market reach into Baltimore County and north through new relationship management team and branch opening Opened Towson branch 2013 Hired a former long time Mercantile/PNC loan manager to head new team Executed on a 5 person team lift out in first half of 2016 Diversified spread based revenue stream to increase fee income through the addition of a mortgage banking platform  Extend market presence through strategic M&A – whole institutions, branches, team lift outs and divisions Acquired Aberdeen branch Acquired Havre de Grace branch NBRS FDIC transaction Patapsco acquisition Target rich environment with over 25 banks in Greater Baltimore and contiguous counties with assets under $1 billion Non-bank acquisition and lift-out opportunities to enhance fee income    Organic / De Novo Growth Strategy  Acquisition Strategy  The Company is headquartered in Ellicott City, Maryland and considers its primary market area to be The Greater Baltimore Metropolitan Area. The Company engages in general commercial banking business, offering a variety of financial services to small to medium sized businesses and their owners, professionals and executives, and high-net-worth individuals.

DIVERSIFIED & ATTRACTIVE LOAN PORTFOLIO

Loan Portfolio Mix


Consumer 0.6%
Other 0.7%
Farm 0.4%
C&D 8.5%
Non-owner Occ. CRE 22.8%
1 - 4 Family 33.1%
Commercial Loans 32.7%
Multifamily 1.2%

	Howard	MD Median (55 Banks)
1 - 4 Family	33.1%	43.2%
Commercial Loans[(1)]	32.7%	22.3%
Non-owner Occ. CRE	22.8%	16.4%
C&D	8.5%	6.1%
Multifamily	1.2%	2.1%
Other	0.7%	0.0%
Consumer	0.6%	0.6%
Farm	0.4%	0.3%

Commercial Lending vs. Local Banks[(2)]

Company Name	City	Assets ($000)	Total Loans ($000)	Coml Loans[(1)] ($000)
Sandy Spring Bank	Olney	4,733,756	3,686,114	1,093,261
Revere Bank	Laurel	1,230,735	1,065,517	354,074
Old Line Bank	Bowie	1,582,917	1,254,148	346,512
Howard Bank	Ellicott City	988,591	848,156	277,205
CFG Community Bank	Baltimore	691,476	584,208	265,464
First Mariner Bank	Baltimore	984,693	663,811	124,775
Bay Bank, FSB	Columbia	495,520	422,552	116,511
Severn Bancorp, Inc.	Annapolis	793,805	631,340	98,754
Harbor Bank of Maryland	Baltimore	250,776	189,529	89,094
Harford Bank	Aberdeen	330,221	255,091	85,495
Queenstown Bank of Maryland	Queenstown	460,069	389,651	83,881
New Windsor State Bank	Taneytown	306,756	262,676	80,029
Shore United Bank	Easton	499,015	376,957	75,956
Damascus Community Bank	Damascus	310,225	219,072	67,968
Farmers and Merchants Bank	Upperco	368,333	288,695	66,712
Hamilton Bank	Towson	518,854	330,817	49,654
Bank of Glen Burnie	Glen Burnie	394,144	254,234	31,336
Peoples Bank	Chestertown	236,334	152,133	29,443
Colombo Bank	Rockville	201,912	152,485	26,351
Cecil Bank	Elkton	237,753	108,573	18,818
Carroll Community Bank	Sykesville	158,220	128,994	15,492
Rosedale FSLA	Baltimore	822,017	540,031	14,237
Maryland Financial Bank	Towson	58,207	41,004	14,000
Chesapeake Bank of Maryland	Baltimore	174,193	121,469	11,637
Eastern Savings Bank, FSB	Hunt Valley	349,953	219,415	11,527

HOWARD BANCORP

Source: SNL Financial as of June 30, 2016. Based on Bank Regulatory data. 55 MD Banks include all banks headquartered in Maryland.
(1) Commercial loans include owner-occupied CRE and Commercial & Industrial loans.
(2) Local peers include Maryland based banks with a presence in the Baltimore-Columbia-Towson MSA.

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Lending Primarily in Local Markets 90% of Howard’s borrowers are in in Maryland Approximately 10% of Howard’s loans are out-of-state loans to in-state borrowers (generally second homes) 82% of Howard’s borrowers reside in the Greater Baltimore marketplace of Howard, Anne Arundel, Baltimore and Harford counties and Baltimore City Loans by State Maryland Loans by County Data as of June 30, 2016. PA 3% FL 2% VA 1% DE 1% All other 3% MD 90% Harford County 7% Cecil County 8% Baltimore City 9% All Other 10% Anne Arundel County 16% Howard County 28% Baltimore County 22%

Diversified Borrowers Industry Concentrations Data as of June 30, 2016. Wholesale Trade 2% Manufacturing 3% Arts, Entertainment & Recreation 1% Other 4% Real Estate & Rental & Leasing 46% Construction 10% Professional, Scientific & Technical Services 8% Other Services 6% Accommodation & Food Services 5% Retail Trade 5% Finance & Insurance 5% Health Care & Social Assistance 3%

Strong Credit Quality Even with Recent Acquisitions (Dollars in thousands) 2012 2013 2014 2015* 2016 YTD Asset Quality Nonaccrual Loans Restructured Loans Nonperforming Loans Other Real Estate Owned Total Nonperforming Assets Total Loans Total Assets NPAs/Assets % NPLs/Loans (%) NCOs/Average Loans (5) Reserves/Loans (%) $2,401 0 2,401 2,903 5,304 321,093 401,675 1.32 0.74 0.48 0.85 $3,182 0 3,182 2,377 5,559 404,667 499,918 1.11 0.78 0.34 0.62 $4,027 226 4,253 2,472 6,725 592,196 691,416 0.97 0.71 0.46 0.60 $7,989 2,381 10,370 2,369 12,739 804,810 946,759 1.35 1.28 0.08 0.60 $6,344 2,373 8,717 2,286 11,003 842,412 988,818 1.11 1.03 0.01 0.68 * Includes acquisition of Patapsco Bancorp Source: SNL Financial; YTD data as of June 30, 2016.

Attractive Deposit Portfolio Deposit Mix Source: SNL Financial. 55 MD Banks include all banks headquartered in Maryland. Deposit mix as of June 30, 2016. Based on Bank Regulatory data. Deposit Market share based on June 30, 2015 deposit market share.  Deposit Market Share Jumbo Time 20% DDA & NOW 31% MMDA and Savings 39% Retail Time 10% DDA & NOW MMDA and Savings Retail Time Jumbo Time Cost of Funds Howard MD Median (55 Banks) 30.9% 38.6% 10.5% 20.1% 0.47% 25.6% 34.9% 17.3% 16.5% 0.58% 2015 Results Rank # of Branches Mrk Deposits ($000) Mrk Share (%) County Howard, MD Baltimore, MD Harford, MD Anne Arundel, MD Lancaster, PA Baltimore, MD (City) MSA Baltimore, MD 9 13 4 11 26 16 23 12 3 3 2 3 1 0 1 11 350,799 211,745 82,806 81,895 24,554 11,594 8,440 677,433 5.51 1.27 8.82 2.36 0.22 0.11 0.03 1.00

Deposits Shifting Toward Retail Emphasis On Transaction Accounts Source: Company data as of June 30, 2016.  Deposit Mix Retail Deposit Mix  Business Deposit Mix  Prior to acquisitions, the deposit mix was 52% Retail vs 48% Business at December 31, 2013 Time 40% DDA 7% NOW 10% MMKT 43% Retail 61% Business 39% REPO 4% Time 16% MMKT 32% NOW 3% DDA 45%

Deposits Concentrated in Local Markets 88% of Howard’s depositors reside in Maryland 12% of Howard’s depositors reside out-of-state and represent primarily CDARS and internet deposits  84% of Howard’s depositors reside in the Greater Baltimore marketplace of Howard, Anne Arundel, Baltimore and Harford counties and Baltimore City  Deposits by State  Deposits by County  Data as of June 30, 2016. Prince George’s County 2% Other Counties 3% Howard County 34% Baltimore County 27% Cecil County 11% Harford County 11% Baltimore City 7% Anne Arundel County 5%

Loan & Deposit Trends Strong loan and deposit growth through the financial crisis, recession and sluggish economic recovery Fundamental focus on originating loans in-market and funding with local, low-cost core deposits Hands-on approach to deliver a very broad and deep array of competitive deposit and loan products and services High loan-to-deposit ratio vs. peer average of approximately 83% - differentiates Howard and protects net interest margin Dollars in thousands. (Dollars in Millions)  (Dollars in Millions) CAGR: 25.8% CAGR: 24.1% $900 $800 $700 $600 $500 $400 $300 $200 $100 $0 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y YTD $239 $263 $389 $554 $747 $798 Total Deposits total Loans (ex. Held for Sale) $256 $277 $322 $404 $553 $760 $797 109% 108% 107% 106% 105% 104% 103% 102% 101% 100% 99% Loans/Deposits

Growing Assets, Revenue & Returns Source: SNL Financial based on SEC data. Peers consist of MD-based banks with assets between $400 million and $1.5 billion. 2014 net income included several one-time non-recurring items including the bargain purchase gain of $16.1 million, pre-tax, related to the FDIC assisted transaction and 2015 included merger related charges Asset Growth Net Interest Margin Efficiency Ratio Core ROAA Howard Bancorp Peer Median 45% 40% 35% 30% 25% 20% 15% 10% 5% 0% 2011Y 2012Y 2013Y 2014Y 2015Y YTD 7.62% 24.33% 24.46% 38.31% 36.93% 8.88% 4.5% 4.3% 4.1% 3.9% 3.7% 3.5% 4.37% 3.98% 3.93% 3.97% 4.08% 3.77% 80% 78% 76% 74% 72% 70% 68% 66% 64% 62% 70.45% 74.93% 74.45% 77.25% 77.49% 77.97% 0.905 0.80% 0.70% 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 0.45% 0.45% 0.46% 0.23% 0.55% 0.58%

Revenue Growth Exceeds Expense Growth Source: SNL Financial. YTD as of June 30, 2016. CAGR Revenue: 28.4% Expense: 31.3% (Dollars in millions) YoY Growth Revenue: 23.3% Expense: 25.8% Revenue & Expense Growth $45 $40 $35 $30 $25 $20 $15 $10 $5 $0 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y Prior YTD YTD $12.1 $8.7 $13.3 $9.7 $14.4 $11.0 $17.2 $13.3 $28.4 $22.0 $42.2 $33.9 $19.4 $15.1 $23.9 $19.0

Diversified Revenue Stream (Dollars in millions) Source: SNL Financial. YTD as of June 30, 2016.  Howard intends to keep mortgage banking revenues in the range of 30% to 40% of total revenue $50 $45 $40 $35 $30 $25 $20 $15 $5 $0 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y Prior YTD YTD 5.0% 4.5% 4.0% 3.5% 3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% Net Interest Income Net Interest Margin Non-Interest Income Non-Interest Income/Avg. Assets $12.1 $13.3 $14.4 $17.2 $28.4 $42.2 $19.4 $23.9

Howard has Significantly Outperformed the S&P 500 and SNL Bank Index Since 2012 Source: SNL Financial. Total Return S&P 500 64.5% SNL U.S. Bank $500M-$1B 73.8% HBMD 97.8% 140% 120% 100% 80% 60% 40% 20% 0% Dec-12 Apr-13 Aug-13 Dec-13 Apr-14 Aug-14 Dec-14 Apr-15 Aug-15 Dec-15 Apr-16 Agu-16

Plentiful in-market M&A Opportunities Source: SNL Financial. Data as of June 30, 2016. (Dollars in billions)  Focused on banks with assets less than $1 billion in local markets within Maryland which includes the following counties: There are 25 banks and thrifts with under $9.8 billion in aggregate assets headquartered in our targeted markets in Maryland Of these, 9 have NPAs to total assets in excess of 3.00% Howard has initiated a robust calling program with respect to a substantially percentage of these banks & thrifts Howard Anne Arundel Harford Baltimore County and City Frederick Carroll Cecil Washington Number of Banks in Target Markets Aggregate Assets in Target Markets 25 20 15 10 5 0 Total NPAs > 3.0% 25 9 $12 $10 $8 $6 $4 $2 $- $9.9 43.0

Source: SNL Financial Ownership Structure December 31, 2012 December 31, 2014  August 30, 2016 Howard Bancorp, Inc. (“HBMD”) Exchange NASDAQ AS of Price Market Capitalization ($M) Shares Outstanding High ($) Low ($) Avg Daily Volume Price/Book (%) Price/Tagline Book (%) 12/31/2013 12/31/2014 8/30/2016 $6.40 $25.90 4,040,471 51 week 48.00 8/16/2012 $4.51 2/15/2012 440 12/31/2012 75.7 75.7 $11.40 $47.30 4,145,547 52 week $12.50 2/24/2014 $9.25 1/27/2014 2,378 12/31/2014 100.4 103.4 $12.55 $87.70 6,988,180 52 week $14.90 10/2/2015 $11.65 2/10/2016 3,655 Current 105.4 109.6 December 31, 2012 Insider 33% Institutional 23% Retail 44% December 31, 2014 Insider 26% Institutional 26% Retail 48% August 30, 2016 Insider 15% Institutional 42% Retail 43%

Source: SNL Financial. Data as of 9/1/2016.  Top 20 Institutional Owners Institutional Holder Position Shares Out (%) 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 EJF Capital LLC T. Rowe Price Group Inc. Stieven Capital Advisors LP Endeavour Capital Advisors Inc. Manulife Asset Management (US) LLC Emerald Advisers Inc Hilton Capital Management LLC SunTrust Banks Inc. High Tower Advisors LLC FJ Capital Management LLC ATEC Profit Sharing Plan Geode Capital Management LLC Context BH Capital Management LP AllianceBernstein LP PNC Financial Services Group Inc. Goldman Sachs Group Inc. BancFunds Co. LLC myCIO Wealth Partners LLC Morgan Stanley Sandy Spring Bank Top 20 Institutional Owners Remaining Institutional Owners Total Institutional Ownership 675,587 595,317 387,704 273,162 264,722 262,499 201,765 58,630 47,344 32,000 20,600 18,478 18,188 17,801 17,500 16,640 11,187 9,000 3,070 1,800 2,932,994 6,788 2,939,782 9.67 8.52 5.55 3.91 3.79 3.76 2.89 0.84 0.68 0.46 0.29 0.26 0.26 0.25 0.25 0.24 0.16 0.13 0.04 0.03 41.98 0.08 42.06

Strong & Diverse Board of Directors  M&A and Strategic – Head of Global Corporate practice of large international law firm and others with M&A experience Banking: Regulatory – Former and Present members of regional board of Federal Reserve Bank of Maryland and Former member of the Richmond Federal Reserve Bank board Banking: Operations – Former Founders, Chairmen and Board Members of a number of regional financial institutions Technology – Senior executive managers of software solution and IT service firms Accounting – Former senior partners and other senior accounting professionals of both national and regional accounting firms with diverse financial, tax accounting and employee benefits experience Legal – Former and practicing multidisciplinary lawyers from both national and regional law firms Governance – several members who served or advised both small- and mid-cap public company boards with corporate governance and public company policies, procedures and processes awareness and experience Strong Regional Business Affiliations – Members of the regional business community with strong relationships who provide us with referrals and introductions to new customers, as well as, information on the regional business and economic environment and knowledge of real estate and real estate development in our market areas Individual Board Member Information – More information on each director can be found on our website at www.howardbank.com

Investment highlights  HBMD has consistently and successfully executed on its business model since its inception and is now one of the leading community banks headquartered in the greater Baltimore market Operating in one of the most attractive and wealthiest counties in the US Experienced management team with strong ties to the local market and conservative risk profile Strong asset quality history with minimal charge-off experience driven by conservative credit culture Attractive and diversified loan portfolio Strong core deposit franchise with 23% non-interest bearing accounts Good core profitability with growing fee based revenue streams Balance of inside ownership growing institutional holders, both legacy and acquired retail holders that are well aligned with all stakeholders Proven acquirer with successful integration and achievement of acquisition related cost savings Employer of choice in the local market with many high profile hires and team lift outs